                                                                   Exhibit 10.18


                                  RETAIL LEASE

                       SOUTHBRIDGE PLAZA SHOPPING CENTER
                              LITTLETON, COLORADO



     Landlord: Southbridge Plaza, L.P. a Colorado limited partnership

     Tenant:   Equitable Bank of Littleton, N.A.

     Date:     Executed on April 1, 1991
               Term Commencement - October 1, 1991

                    SOUTHBRIDGE PLAZA SHOPPING CENTER LEASE

     This Lease is made and entered into on this 1st day of April, 1991, between
                                                 ---
SOUTHBRIDGE PLAZA, L.P., a Colorado limited partnership ("Landlord") and Equitable Bank of Littleton, N.A. ("Tenant").

                                    RECITALS

     A. Bob Reynolds and Associates, Ltd., as landlord, and Equitable Bank of South Park, a national banking association then in organization, as tenant, entered into that certain office lease dated November 5, 1982, and amended as of October 1, 1986 (the "Prior Lease"). The landlord's interest in said Prior Lease was assigned to Landlord. Tenant is the successor in interest to Equitable Bank of South Park.

     B. Landlord and Tenant have negotiated the terms of a new lease, as more fully set forth herein, with a term to commence immediately upon the expiration of the Prior Lease.

     In consideration of the rental and the mutual covenants and agreements hereinafter contained, Landlord and Tenant hereby enter into the following Lease (the "Lease"):

     1.   PREMISES.  Landlord leases to Tenant, and Tenant leases from Landlord,
          --------
a certain single-story commercial office building and drive-up facility (the "Leased Premises") in the Southbridge Plaza Shopping Center (the "Shopping Center"), located in Littleton, Colorado. The Shopping Center, its improvements and location of the Leased Premises are as outlined on Exhibit A attached
                                                       ---------
hereto. The drive-up facilities which are part of the Leased Premises shall not be included within the determination of Tenant's Net Rentable Area. The Leased Premises does include a ____% undivided interest in the foyer and bathrooms, which interest is included in the Net Rentable Area.

     2.   SUMMARY.  The terms and conditions of this Lease are summarized as
          -------
follows:

     TENANT'S NAME:  Equitable Bank of Littleton, N.A.

     TYPE OF ENTITY:  ______  corporation               ______  partnership
                      ______  limited partnership       ______  individual

                          X    other   national association
                       ------        -------------------------

     TENANT'S
     ADDRESS:       101 West Mineral Avenue
                    Littleton, Colorado 80120

     USE OF
     PREMISES:      Banking Facility

     GUARANTOR'S
     NAME:          N/A

     GUARANTOR'S
     ADDRESS:       N/A

     LEASED
     PREMISES SPACE
     NUMBER(S):     N/A

     NET RENTABLE
     AREA OF THE
     LEASED
     PREMISES:      6,423 square feet, plus 66% of 565 square feet (foyer and
                    bathroom) for a total of 6,796 square feet

     TERM OF LEASE: Five (5) years

     COMMENCEMENT
     DATE:          October 1, 1991

     TERMINATION
     DATE:          September 30, 1996

     MONTHLY BASE
     RENT:          $5,097.00 (subject to adjustment)

     TENANT'S PRO
     RATA SHARE:    4.2% based on 6,796 square feet and the total net rentable area of the Shopping Center which may change from time to time

     SECURITY
     DEPOSIT:       $            -0-
                     -----------------------------------

     TENANT
     FINISH PERIOD
     (if any):           N/A

     3.   TERM.  This Lease shall be for a term of five (5) years, beginning on
          ----
October 1, 1991 (such date determined as above to be hereinafter referred to as the "Commencement Date"), and terminating September 30, 1996, unless sooner terminated as herein provided.

          3.1. Right to Extend Lease Term.  If Tenant is not then in default
               --------------------------
under the provisions of this Lease, Tenant shall have the option to extend the term of this Lease for one additional five-year extension period beginning on October 1, 1996, and ending on September 30, 2001. As a condition to the exercise of such option, Tenant shall deliver written notice of Tenant's desire to extend the term to Landlord no more than 12 months and no less than six months prior to the expiration of the initial period of the term of this Lease. Upon the giving of such notice by Tenant, Landlord and Tenant shall enter into good faith negotiations intended to reach agreement upon the Base Rent for such extension period. If Landlord and Tenant reach agreement upon the Base Rent for such extension period by July 1, 1996, the term of this Lease shall be automatically extended for such extension period without the necessity of any further agreement or document. Such extension shall be upon all the terms, covenants and conditions of the initial period of the term of this Lease except that: (i) there shall be no further right to extend after the expiration of the extension period; (ii) the limitation on Tenant's payment of Operating Expenses set forth in Section 4.3.2 shall not apply during the extension period and (iii) the amount of the Base Rent for each month of the extension period shall be an amount agreed upon by Landlord and Tenant which reflects market rents for similar space at the beginning of the extension period for the term of the extension period. If Landlord and Tenant are unable to reach agreement upon the Base Rent for such extension period by July 1, 1996, the option to extend the term of this Lease granted pursuant to this Section 3.1 shall terminate and the term of this Lease shall expire on September 30, 1996.

     4.   RENT.
          ----

          4.1. Base Rent.  Base Rent under this Lease for the use of the Leased
               ---------
Premises shall be payable in lawful money of the United States, in monthly installments in advance as follows:

          October 1, 1991, through and including September 1, 1994:
          $9.00 per Net Rentable Area (6,796 sq. ft.) per annum equal to $5,097.00 per month;

          October 1, 1994, through and including September 1, 1995:
          $9.50 per Net Rentable Area (6,796 sq. ft.) per annum equal to $5,380.17 per month;

          October 1, 1995, through and including September 1, 1996:
          $10.00 per Net Rentable Area (6,796 sq. ft.) per annum equal to $5,663.33 per month.

Tenant agrees to pay Landlord such amount at: c/o Sevo Miller, Inc., 3600 South Yosemite, 10th Floor, Denver, Colorado 80237, or at such other place as Landlord may from time to time designate in writing.

          4.2. Rental Concession.  Notwithstanding any provision to the contrary
               -----------------
contained herein, as a rental concession to Tenant, Landlord hereby permits Tenant to occupy the Leased Premises without the obligation to pay Base Rent during the months of October and November, 1991. Tenant shall, however, be responsible for the payment of all other amounts due hereunder during such months, including, without limitation, Tenant's pro rata share of Operating Expenses, Real Estate Taxes and Insurance. Such rental concession granted to Tenant shall be null and void ab initio if Tenant, at any time during the term
                              -- ------
of this Lease, shall default under the provisions of this Lease, and in such event, Landlord, in addition to all other remedies of Landlord set forth in this Lease or at law or equity, shall be entitled to recover from Tenant, in addition to any other amounts to which Landlord may be entitled, an amount equal to such rental concession.

          4.3. CAM/Additional Rent.  In addition to Base Rent, Tenant shall pay
               -------------------
to Landlord in monthly installments, as additional rent, an amount equal to Tenant's Pro Rata Share of Landlord's operating Expenses. "Tenant's Pro Rata Share" is set forth in paragraph 2 of this Lease. "Landlord's Operating Expenses" shall be defined as (i) all costs, expenses and disbursements involved in owning, managing, maintaining and operating the Shopping Center and grounds, including but not limited to material and supplies for maintenance, repair, restoration and operation of the Shopping Center and grounds, all landscaping, cleaning, snow and ice removal, and other services, all costs of heating, air conditioning, water, sewer, gas, electricity and other utilities serving the Common Areas (as hereinafter defined) of the Shopping Center, all insurance costs, and all taxes and special assessments levied upon the Shopping Center, grounds, fixtures and personal property used by Landlord, and the cost of all professional services (but excluding legal fees for the collection of rent from specific tenants); plus (ii) administrative and overhead expenses in an amount equal to fifteen percent (15%) of all the foregoing costs. If Landlord installs equipment or materials or makes other improvements to the Shopping Center and grounds which are designed or intended to reduce Landlord's Operating Expenses or to improve the operation of the Shopping Center and grounds, or are required to comply with any applicable laws, orders or regulations of governmental authorities enacted after the date hereof, the cost of such installation, or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine in its sole discretion, shall be included in Landlord's Operating Expenses. Except as otherwise expressly set forth herein, Landlord's operating Expenses shall not include property additions and capital improvements to the Property, alterations made for specific tenants, depreciation, interest or principal amortization costs, income taxes paid by Landlord, any amounts reimbursed to Landlord from sources other than payments by tenants as CAM, any costs or fees related to lease negotiations and space planning costs. For purposes of this Section 4.3, "capital improvements" shall mean only (i) structural modifications to load bearing walls not occurring as a result of a tenant's negligence or actions, (ii) replacement of an entire roof, and (iii) replacement of the entire parking lot.

          4.3.1.         Payment of Additional Rent.  Prior to January 1 of each
                         --------------------------
calendar year following the calendar year in which this Lease commences (the "Base Year"), Landlord shall furnish to Tenant a written statement showing in reasonable detail the estimated Landlord's

Operating Expenses for the next forthcoming calendar year. At the first monthly rent payment date in such calendar year that occurs at least twenty (20) days following Tenant's receipt of such statement and at each of the other monthly rent payment dates during such year, Tenant shall pay to Landlord, as additional rent, 1/12th of an amount equal to Tenant's Pro Rata Share of the estimated annual Landlord's Operating Expenses. In the event of the inability of Landlord for any reason to furnish said statement prior to January 1, Tenant shall pay, at the monthly rent payment date next following Tenant's receipt of said statement, any additional rent which shall have accrued prior to such payment date.

     On or before March 31 (or as soon thereafter as possible) in each calendar year commencing with the calendar year after the Base Year, Landlord shall furnish to Tenant a written statement showing in reasonable detail (i) the actual Landlord's Operating Expenses incurred during the preceding calendar year or portion thereof, and (ii) an itemized schedule of all Landlord's estimated Operating Expenses during the then current calendar year. At the monthly rent payment date that occurs at least twenty (20) days next following Tenant's receipt of such statement, Tenant shall pay to Landlord, as additional rent, in the event of an excess (or Tenant shall receive a refund, in the event of a deficiency, in an amount equal to the difference between (i) the additional rent payable by Tenant based upon the actual Landlord's Operating Expenses for the preceding calendar year, and (ii) the actual additional rent paid by Tenant based upon estimated Landlord's Operating Expenses for such year. Estimates of Landlord's Operating Expenses shall be made exclusively by Landlord, based upon Landlord's experience with actual costs and reasonable projections upon five (5) days prior written notice Tenant may review the books and records of Landlord from which Landlord's Operating Expenses are determined.

          4.3.2. Cap on CAM.  Notwithstanding anything contained herein
                 ----------
to the contrary, the annual amount of estimated and Actual Operating Expenses payable pursuant to the provisions of this paragraph 4.3 shall not exceed the following amounts per square foot of Net Rentable Area for the following calendar years:

     1991 - $2.13        1995 - $2.84
     1992 - $2.45        1996 - $2.98 (prorated
     1993 - $2.57               accordingly to account for
     1994 - $2.70               the expiration of this Lease
                                during the calendar year 1996)

          4.4.   Late Payment.  All payments of Base Rent, and Additional Rent
                 ------------
shall be paid when due, without deduction, setoff, abatement or demand. In addition to any other remedies available to Landlord as a result of Tenant's Default, if any installment of Base Rent, Additional Rent or any other sum to be paid to Landlord pursuant to the terms of this Lease is not paid within 10 days after such payment is due, Landlord shall be entitled to assess thereon a late fee of 15% of the amount of the past due payment. Such sum shall also bear interest at the lesser of 18% per annum, or the highest rate then allowed by law, from the date due until paid. The payment of such interest shall not excuse or cure any Default by Tenant under this Lease.

     5.   SECURITY DEPOSIT.  There is no security deposit.
          ----------------

     6.   TAXES.
          -----

          6.1. Payment of Taxes by Tenant.  Tenant covenants and agrees to pay
               --------------------------
promptly when due all personal property taxes on personal property of Tenant on the Leased Premises and all federal, state and local income taxes, sales taxes, use taxes Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to Tenant's employees, the nonpayment of which might give rise to a lien on the Leased Premises or Tenant's interest therein, and to furnish, if requested by Landlord, evidence of such payments.

          6.2. Landlord's Sole Right to Contest Taxes.  Landlord shall have the
               --------------------------------------
sole right to contest any taxes assessed against the Shopping Center. Landlord shall pay to or credit Tenant with any abatement, reduction or recovery of any taxes attributable to the lease term to the extent such abatement, reduction or recovery reduces Tenant's Pro Rata Share of taxes for any calendar year within the lease term, less Tenant's Pro Rata Share of all costs and expenses incurred by Landlord, including attorneys' fees, in connection with such abatement, reduction or recovery. This paragraph shall survive the termination or expiration of the Lease.

     7.   RULES AND REGULATIONS.  Tenant and Tenant's agents, employees and
          ---------------------
invitees shall fully comply with the Rules and Regulations of the Shopping Center as promulgated by Landlord. At the execution of this lease, Landlord does not have in effect any Rules and Regulations. However, Landlord shall have the right to promulgate and subsequently amend such Rules and Regulations at such times and in such manner as Landlord deems necessary or desirable for the safety, care, cleanliness or proper operation of the Leased Premises and the Shopping Center, and for the preservation of good order therein so long as any such amendments do not materially affect Tenant's right to the quiet enjoyment of the Leased Premises.

     8.   ASSIGNMENT OR SUBLEASE.  Tenant shall not assign this Lease or sublet
          ----------------------
the whole or any part of the Leased Premises, or permit any other person except agents and employees of Tenant to occupy the Leased Premises, or any part thereof, without the prior written consent of Landlord, which consent may not be unreasonably withheld. The term "assign" as used herein shall include (i) any assignment of a part interest in this Lease, (ii) any assignment from any co-tenant to another, (iii) any change in control or ownership of Tenant, and (iv) if Tenant is a corporation, any type of transfer or assignment, whether by merger, consolidation, liquidation or otherwise, or any change in the ownership or control to vote a majority of Tenant's outstanding voting stock. Any proposed use to be made of the Leased Premises by any permitted assignee or subtenant must be consistent with the use contemplated hereunder, and must be consistent with the use allowed under any applicable laws, orders or regulations of governmental authorities. Consent of Landlord to one or more assignments or subleases shall not operate as a release of Tenant's obligations hereunder, or as a waiver of Landlord's rights under this paragraph to deny any subsequent requests for assignment or subletting. Tenant agrees to reimburse Landlord up to $500.00 for all reasonable expenses incurred in connection with any assignment or subletting, including but not limited to attorneys' fees, lender approval fees, management fees and a processing fee.

     Landlord shall have the unlimited right to assign or collaterally assign its interest under this Lease or the rent reserved hereunder, or to sell or otherwise transfer the Shopping Center or any portion thereof. In the event of any such assignment, sale or transfer (except by way of security only), including a sale by foreclosure or deed in lieu thereof, Landlord shall be entirely relieved of any and all liability under the terms and conditions of this Lease that accrue after the date of the assignment, sale or transfer; provided that any funds in the hands of Landlord at the time of such assignment, sale or transfer, in which Tenant has an interest, shall be turned over to the assignee or transferee. In the event of any such sale, Tenant shall attorn to and become the tenant of Landlord's successor in interest.

     9.   There is no paragraph 9.

     10.  UTILITIES, REPAIRS, MAINTENANCE AND ALTERATIONS.
          -----------------------------------------------

          10.1. Utility charges.
                ---------------

                10.1.1. Water, Sewage, etc.  Tenant covenants and agrees to pay
                        ------------------
all charges for water, sewage disposal, electricity, light, power, telephone or other utility services used or consumed in, or supplied to, the Leased Premises. Should Landlord elect to supply any of such utility services to the Leased Premises, Tenant shall purchase and pay for the same upon being invoiced by Landlord therefor, at Landlord's actual cost. The determination of any such utilities shall, at the option of Landlord, be either (a) by a separate meter installed by Tenant at its expense, or (b) allocated by Landlord to Tenant on an equitable basis.

                10.1.2. Gas, Heat, etc.  Landlord and Tenant acknowledge and
                        --------------
agree that gas, heating, ventilating and air conditioning for the Leased Premises is shared with other space ("Adjoining Space") in the building. If the Adjoining Space is occupied, Tenant shall pay Landlord a pro rata share of the gas, heating, ventilating and air conditioning charges, based upon relative occupied square footage in the building. If the Adjoining Space is not occupied, Tenant shall pay Landlord ninety-nine percent (99%) of such charges. Notwithstanding, Landlord agrees to pay $25 towards the heating bill, if the space is unoccupied each month.

                10.1.3. General.  Landlord shall incur no liability to Tenant
                        -------
in the event that any utility becomes unavailable from any source of supply or for any reason not within Landlord's reasonable control. All utilities required by Tenant and not provided by Landlord, as set forth above, shall be contracted for by Tenant in Tenant's own name with the appropriate utility suppliers. Tenant shall pay for all such utilities as from time to time invoiced by the suppliers of such utilities. Landlord covenants and agrees to pay for all utilities used or consumed in the Common Areas (as described in paragraph 13 hereof), subject to Landlord's right to receive from Tenant Tenant's Pro Rata Share of Operating Expense as provided in paragraph 4.3. The parties acknowledge that a separate electricity meter for the adjacent premises is located within the Leased Premises. Tenant shall allow the relocation of said meter at no cost or expense to Tenant.

          10.2.  Landlord's Obligation to Repair and Maintain.  Subject to
                 --------------------------------------------
paragraphs 4.3, 15 and 19, Landlord covenants and agrees to maintain, repair, replace and keep the Common Areas (as hereinafter defined) and those portions of the Shopping Center containing rentable areas that consist of foundations, exterior weather walls (excluding storefronts and glass), structural subfloors and roofs, the structural portions of bearing walls and structural columns and beams, in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction.

          10.3.  Tenant's Obligation to Repair and Maintain.  Tenant
                 ------------------------------------------
covenants and agrees to maintain, repair, replace and keep the Leased Premises (except only such parts thereof expressly the obligation of Landlord under paragraph 10.2), including all leasehold improvements therein, whether installed by Landlord or Tenant (including, without limitation, the entire storefront, all ceilings, interior walls, floor coverings and glass, all Tenant's signs, and the portion of the heating, ventilating and cooling equipment in, and for the exclusive use of, the Leased Premises) and all of Tenant's furnishings, fixtures and personal property in the Leased Premises, in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction; to pay all costs and expenses in connection therewith (including, without limitation, costs and expenses for janitorial and cleaning services, painting, replacement of damaged or broken glass and other breakable materials in the Leased Premises and replacement of lights and light fixtures in or serving the Leased Premises); and to contract for the same in Tenant's own name. All maintenance and repairs by Tenant shall be done promptly, in a good and workmanlike fashion, and without diminishing the original quality of the Leased Premises or the Shopping Center.

          10.4.  Landlord's Alterations.  Landlord may from time to time
                 ----------------------
alter or change any of the improvements, or permit such to be altered or changed, on the Shopping Center (including the Common Areas) by the construction, removal, relocation or alteration of such improvements. In the course of conducting any such alterations, Landlord shall have the right to make alterations, structural or otherwise, to the Leased Premises, including services and utilities for the Leased Premises, but in so doing shall to the extent possible minimize any interference with Tenant's use and occupancy of, or access to the Leased Premises.

          10.5.  Tenant's Alterations.  Tenant covenants and agrees not to
                 --------------------
improve, change, alter, add to, remove or demolish any improvements on the Leased Premises, ("Changes"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided Tenant complies with all conditions which may be imposed by Landlord, in its reasonable discretion, in connection with such consent; and unless Tenant pays to Landlord the reasonable costs and expenses of Landlord for architectural, engineering or other consultants which may be reasonably incurred by Landlord in determining whether to approve any such Changes. If such consent is given, no such Changes shall be permitted unless Tenant shall have procured and paid for all necessary permits and authorizations from any governmental authorities having jurisdiction; unless such Changes will not reduce the value of the Shopping Center, and will not affect or impair existing insurance on the Shopping Center; and unless Tenant, at Tenant's sole cost and expense, shall maintain or cause to be maintained workmen's compensation insurance covering all persons employed in connection with the work and obtains liability insurance covering any loss or damage to persons or property arising in connection with any such Changes and such other insurance or bonds as Landlord may reasonably require. Tenant covenants and agrees that any such Changes approved by Landlord shall be completed with due diligence and in a good and workmanlike fashion and in compliance with all conditions imposed by Landlord and all applicable permits, authorizations, laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction and that the costs and expenses with respect to such Changes shall be paid promptly when due and that the changes shall be accomplished free of liens of mechanics and materialmen. Except as otherwise provided herein, Tenant covenants and agrees that all such Changes shall become the property of the Landlord at the expiration of the Lease Term or, if Landlord so requests, Tenant shall, at or prior to expiration of the Lease Term and at its sole cost and expense, remove such Changes and restore the Leased Premises to their condition prior to such Changes. The provisions and requirements of paragraph 18 hereof, including but not limited to Tenant's obligation to secure a bond(s) indemnifying Landlord, shall apply to all Changes.

     All trade fixtures (including drapes) installed by or at the expense of Tenant, susceptible of being removed from the Leased Premises without substantial damage thereto, shall remain the property of Tenant and Tenant shall be entitled to remove the same or any part thereof (subject to Landlord's option to require the removal of same at Tenant's expense) at the expiration of the term of this Lease, provided there is then no existing default in the terms, covenants, conditions, provisions, and agreements of this Lease and provided that any damage to the Leased Premises caused by the installation, maintenance or removal of such trade fixtures shall be repaired and restored forthwith by Tenant at its own expense. Notwithstanding Tenant's right to remove trade fixtures, the following items shall not be removed and shall remain the property of the Landlord upon the termination of this Lease: all plumbing fixtures; all heating and air conditioning units, controls, wiring and ducting; all ceilings, light fixtures, lens and lighting tubes and bulbs; all glass doors and windows; all electrical outlets and wiring; and all carpets.

     11.  USE OF LEASED PREMISES.  The Leased Premises are leased to Tenant, and
          ----------------------
are to be used by Tenant, its assignees or sublessees, if any, for the purpose of general office, commercial bank and related activities of the bank and any parent bank holding company usage (the "Permitted Use") and for no other purpose. Tenant shall use the Leased Premises in such a manner as to not interfere with the rights of other tenants in the shopping Center, or in any way cause rates of insurance covering the Leased Premises or any portion of the Shopping Center to increase. Tenant shall comply with any applicable laws, orders or regulations of governmental authorities, now or hereafter enacted, and the requirements of any Board of Fire Underwriters now or hereafter constituted, in connection with its use of the Leased Premises. Tenant shall keep the Leased Premises in a clean and sanitary condition and shall prevent waste, damage or injury to the Leased Premises. In addition, and without limiting the generality of the foregoing, Tenant shall not use or occupy the Leased Premises in violation of any Environmental Requirement (as hereinafter defined) or cause, permit or suffer the existence or the commission by Tenant, its agents, employees, contractors, or invitees, or by any other persons of any violation of the Environmental Requirements upon, about or in the Leased Premises. Specifically, Tenant shall not cause, permit or suffer any Hazardous Material (as hereinafter defined) to be brought upon, treated, kept, stored, disposed of, discharged, released, or used upon, about or in the Leased Premises by Tenant, its agents, employees, contractors or invitees, or any other person. To the best of Landlord's knowledge and belief, without imposing on Landlord any further obligation for investigation, there is no Hazardous Material within the Leased Premises.

     12.  CONDITION OF LEASED PREMISES.  Tenant acknowledges that no promises,
          ----------------------------
representations, statements or warranties have been made by or on behalf of Landlord to Tenant respecting the condition of the Leased Premises, the manner of operating the Shopping Center or the making of repairs to the Leased Premises. The taking of possession of the Leased Premises by Tenant shall constitute an acknowledgment by Tenant that the Leased Premises were taken "as is," in good and satisfactory condition and free of any latent defects. Tenant shall, upon the termination of this Lease, by lapse of time or otherwise, remove all of Tenant's property therefrom as permitted by this Lease, and shall surrender the Leased Premises to Landlord in as good condition as when Tenant took possession, normal wear excepted.

     13.  COMMON AREAS.  All portions of the Shopping Center, except the Leased
          ------------
Premises and other areas from time to time designated by Landlord for the common use by Tenant, other tenants of space in the Shopping Center and their invitees, shall be designated as Common Areas for purposes of this Lease. Such Common Areas shall include, without limitation, parking areas, driveways, walkways, lobby areas, halls, stairs and restrooms located outside of rentable areas. For so long as Tenant rightfully occupies the Leased Premises, Tenant is hereby granted the non-exclusive right to use, in common with other tenants and users of rentable space within the Shopping Center, so much of the Common Areas as may be necessary for the convenient use and enjoyment of the Leased Premises, provided that the common Areas shall at all times be used only for their intended purposes as determined by Landlord.

     14.  TENANT'S PERSONAL PROPERTY.  All personal property in the Leased
          --------------------------
Premises shall be placed therein at the risk of Tenant only. Landlord shall not be liable for any loss or damage to any property of Tenant or its agents, employees or invitees caused by theft, vandalism, steam, electricity, sewage, gas or odors, or from water, rain or snow which may leak into, issue or flow into the Leased Premises from any part of the Shopping Center, or from any other place or quarter, or for any damage done to Tenant's property in moving same to or from the Shopping Center or the Leased Premises, unless such loss or damage is caused by the gross negligence of Landlord. Tenant shall give Landlord prompt written notice of any damage to or defects in the Leased Premises.

     15.  LANDLORD'S RESERVED RIGHTS.  Without notice to Tenant, without
          --------------------------
liability to Tenant for damage or injury to property, person or business, and without giving rise to a claim for eviction or constructive eviction of Tenant, disturbance of Tenant's use or possession or setoff or abatement of rent, Landlord shall have the right to:

          a.   Change the name or street address of the shopping Center.

          b.   Install and maintain signs on the exterior of the Shopping
Center.

          c. At reasonable times, to decorate, and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Leased Premises, the Shopping Center or part thereof, and any adjacent building, land, street or alley, and during such operations to take into and through the Leased Premises or any part of the Shopping Center all required materials, and to temporarily close or suspend operation of entrances, doors, corridors, elevators or other facilities to do so.

          d. To enter the Leased Premises at all reasonable times during usual business hours for the purposes of (a) inspecting same, and (b) making such repairs or reconstruction required or permitted by Landlord, and (c) performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease, without prior written notice thereof to Tenant. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under the provisions of this Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant's Default in failing to perform the same. In the event Landlord makes any repairs or maintenance which Tenant has failed to do, the cost thereof shall be paid to Landlord with the next installment of rental hereunder.

          e. Show the Leased Premises to prospective tenants at reasonable times during the last six (6) months of the term of this Lease.

          f. Take any and all reasonable measures, including inspections or the making of repairs, alterations, and additions and improvements to the Leased Premises or to the Shopping Center which Landlord deems necessary or desirable for the safety, protection, operation or preservation of the Leased Premises or the Shopping Center.

          g. Approve all sources furnishing signs, painting and/or lettering to the Leased Premises, and approve all signs on or about the Leased Premises and the Shopping Center prior to installation thereof, which signs must, without limitation, conform with such sign criteria as shall from time to time be established for the Shopping Center.

     16.  INSURANCE.
          ---------

          16.1.   Landlord's Insurance.  Landlord shall, during the lease
                  --------------------
term, provide and keep in force or cause to be provided or kept in force:

                  16.1.1. Comprehensive general liability insurance with respect to Landlord's operation of the Shopping Center covering bodily injury, death and damage to property of others; and

                  16.1.2. Fire and extended coverage insurance (with coverage at Landlord's option by endorsement or otherwise, for all risks, vandalism and malicious mischief, sprinkler damage, boilers and rental loss) with respect to the Shopping Center (excluding those portions of the Leased Premises required to be insured by Tenant pursuant to paragraph 16.2 below).

Insurance effected by Landlord shall be in amounts which Landlord shall from time to time determine reasonable and sufficient, shall be subject to such reasonable deductibles and exclusions as Landlord may deem appropriate and shall otherwise be on such terms and conditions as Landlord shall from time to time determine reasonable and sufficient. At the time of the execution of this lease Landlord has in effect $1,000,000 of comprehensive general liability coverage, which shall be considered sufficient unless otherwise required by Landlord's lenders. Insurance obtained by Landlord, need not name Tenant as an insured party and may, at Landlord's option, name any mortgagee or holder of a deed of trust as an insured party as its interest may appear. Insurance obtained by Landlord shall contain a waiver of rights of subrogation as among Tenant, Landlord and the holder of any mortgage or deed of trust so long as the Landlord's insurance carrier consents to such waiver. Any insurance provided for in paragraph 16.1 may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds.

          16.2.   Tenant's Insurance.  Tenant covenants and agrees to obtain
                  ------------------
on, and to keep in full force and effect during the Lease Term:

                  16.2.1. Comprehensive general liability insurance with respect to the business carried on, in or from the Leased Premises and the use and occupancy thereof, covering bodily injury, death and damage to property of others; and

                  16.2.2. Fire and extended coverage insurance (including sprinkler damage, vandalism and malicious mischief), with respect to those portions of the Leased Premises which Tenant is required to maintain and repair pursuant to paragraph 10.3, which include all leasehold improvements in the Leased Premises, whether installed by Landlord or Tenant (including, without limitation, the entire storefront, all ceilings, interior walls, floor coverings and glass, and the portion of the heating, ventilating and cooling equipment in, and for the exclusive use, of, the Leased Premises) and with respect to all of the Tenant's furnishings, fixtures and personal property in the Leased Premises.

Insurance obtained by Tenant under paragraph 16.2 shall be in amounts which Landlord and its mortgagee shall from time to time determine as being sufficient (and in the case of insurance under paragraph 16.2.1, shall have combined single limits of not less than $1,000,000 in respect of any one accident or occurrence, and in the case of insurance under paragraph 16.2.2, shall be on a full replacement cost basis subject only to such deductibles and exclusions as Landlord may approve). Except as otherwise approved in writing by Landlord, all insurance obtained by Tenant shall be on forms and with insurors selected or approved by Landlord, which approval shall not be unreasonably withheld; shall name Landlord and the holder of any mortgage or deed of trust encumbering the Shopping Center as additional insured parties, as their interests may appear; shall contain a waiver of rights of subrogation as among Tenant, Landlord and the holder of any such mortgage or deed of trust so long as the insurance carrier consents to such waiver; and shall provide, by certificate of insurance or otherwise, that the insurance coverage shall not be canceled or altered except upon 30 days' prior written notice to Landlord and the holder of any such mortgage or deed of trust. Tenant shall obtain and file with Landlord certificates of insurance evidencing the insurance coverage required above and shall deliver such certificates to Landlord on or before the date the term hereunder commences and from time to time thereafter as may be reasonably required by Landlord to establish Tenant's insurance coverage.

          16.3.  Cooperation in the Event of Loss.  Landlord and Tenant shall
                 --------------------------------
cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery.

          16.4.  No Use To Invalidate Policies.  Tenant shall not use or
                 -----------------------------
occupy the Leased Premises or any part thereof in any manner which could invalidate any policies of insurance now or hereafter carried by Landlord, increase the risks covered by such insurance or necessitate additional insurance premiums or policies of insurance, even if such use may be in furtherance of Tenant's business purposes. In the event any policies of insurance are invalidated by acts or omissions of Tenant, Landlord shall have the right to terminate this Lease or, at Landlord's option, to charge Tenant for extra insurance premiums required on account of the increased risk caused by Tenant's use and occupancy of the Leased Premises.

     17.  INDEMNITY.
          ---------

          17.1.  General Indemnity.  Tenant shall indemnify, hold harmless
                 -----------------
and defend Landlord, and Landlord's agents, from and against, any and all costs, expenses, liabilities, losses, damages, suits, actions, fines, penalties, demands or claims of any kind, including attorneys' fees, asserted by or on behalf of any person, entity or governmental authority arising out of or in any way connected with either (i) a failure by Tenant to perform any of the agreements, terms or conditions of this Lease required to be performed by Tenant, (ii) a failure by Tenant to comply with any applicable laws, orders or regulations of governmental authorities, or (iii) any accident, death, or personal injury, or damage to, or loss or theft of property which shall occur on or about the Leased Premises. This indemnity does not apply to any losses caused by the negligence of Landlord.

          17.2.  Environmental Indemnity.  Tenant, its successors, assigns
                 -----------------------
and guarantors, shall indemnify, defend, reimburse and hold harmless Landlord from and against any and all "Environmental Damages" arising from the presence or use of "Hazardous Materials" caused, permitted or suffered by Tenant's use or occupancy of the Leased Premises, or arising in any manner whatsoever out of the violation by Tenant of any "Environmental Requirements" pertaining to the Leased Premises and the activities thereon, or the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease.

          a.   "Hazardous Material" means any substance:

               i. The presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

               ii. Which is or becomes defined as "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. (S)(S) 9601 et seq.) and/or the Resource Conservation and Recovery Act (42
               ------
          U.S.C. (S)(S) 6901 et seq.); or
                             ------

               iii. Which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority or instrumentality of the United States, the State of Colorado or the County of Arapahoe; or

               iv. The presence of which in, on or about the Leased Premises causes or threatens to cause a nuisance upon the Leased Premises or to adjacent properties or poses or threatens to pose a hazard to health or safety of persons on or about the Leased Premises; or

               v. The presence of which on adjacent properties could constitute a trespass by Tenant; or

               vi. Without limitation which contains gasoline, diesel fuel, or other petroleum hydrocarbons.

          b. "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals and similar items, of all governmental authorities or instrumentalities of the United States, Colorado, the

County of Arapahoe and all applicable judicial, administrative and regulatory decrees, judgments or orders relating to the protection of human health or the environment.

          c. "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' and consultants' fees, any of which are incurred at any time as a result of Tenant's use or occupancy of the Leased Premises or violation by Tenant of any Environmental Requirement in, on or about the Leased Premises or any portion thereof.

          d. The obligations of Tenant, its successors, assigns and guarantors, in this paragraph shall survive the expiration or termination of this Lease.

          e. If either Tenant or Landlord shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements or liability for Environmental Damages in connection with the Leased Premises or past or present activities of any person thereon, then, within ten (10) days of becoming aware of or the receipt of notice or other communication, the party receiving such notice shall deliver to the other party a written description of same, together with copies of any supporting documents.

          f. This indemnification contained in paragraph 17.2 shall not apply to Environmental Damages arising from the actions of Landlord.

     18.  MECHANIC'S LIENS.  Tenant agrees to keep all of the Leased Premises
          ----------------
and every part thereof and all buildings and other improvements within the Shopping Center free and clear of and from any and all mechanic's, materialmen's and other liens for work or labor done, services performed, materials, appliances, transportation or power contributed, used or furnished to be used in or about the Leased Premises to or on the order of Tenant, and at all times Tenant shall promptly and fully pay and discharge any and all claims upon which any such lien may or could be based; and Tenant shall save and hold Landlord and all of the Leased Premises and all buildings and improvements within the Shopping center free and harmless of and from any and all such liens and claims of liens and suits or other proceedings arising out of materials or services furnished to or on the order of Tenant. Tenant agrees to give Landlord written notice not less than ten (10) days in advance of the commencement of any construction, alteration, addition, improvement, installation, or repair costing in excess of Five Thousand and 00/100 Dollars ($5,000.00) in order that Landlord may post appropriate notices of Landlord's nonresponsibility and, further, to secure, at Tenant's sole cost and expense, a bond indemnifying Landlord and the Leased Premises against all aforesaid liens, with corporate surety and in form satisfactory to Landlord.

     19.  DAMAGE BY FIRE OR OTHER CASUALTY.  In the event of such damage, if
          --------------------------------
such damage can be repaired within sixty (60) days after it is determined that there are substantially sufficient insurance proceeds to repair the damage, then Landlord shall so repair the Leased Premises. If such damage cannot be repaired within that time, or if there are insufficient insurance proceeds available to make such repairs, then Landlord shall elect whether to repair the Leased Premises or cancel this lease, and shall notify Tenant in writing of its election within sixty (60) days after the allowance of the claim for insurance proceeds. In the event Landlord elects to repair the Leased Premises, the work or repair shall begin promptly, and shall be carried on without unnecessary delay. In the event Landlord or Tenant elects not to repair the Leased Premises, the lease shall be deemed canceled as of the date Landlord gives notice to Tenant as provided above. Such damage shall not extend the lease term. Tenant shall not be entitled to any damages by reason of any inconvenience or loss sustained by Tenant as a result of the Leased Premises or any portion thereof being untenantable while the Leased Premises is being repaired; unless such damages are caused by Landlord's gross negligence, or in the event Landlord elects to cancel the lease as provided above.

     20.  DEFAULT OR BREACH.  Each of the following events shall constitute a
          -----------------
default or a breach of this Lease by Tenant ("Default"):

          a.   If Tenant fails to pay Landlord any Base Rent when due hereunder;

          b. If Tenant fails to pay Landlord any Additional Rent within the period specified in paragraph 4.3.1, and within five (5) days after written notice;

          c.   If Tenant vacates or abandons the Leased Premises;

          d. If Tenant files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, voluntarily takes advantage of any such act by answer or otherwise, makes an assignment for the benefit of creditors or becomes insolvent or unable to meet its obligations as they become due;

          e. If involuntary proceedings under any bankruptcy or insolvency act shall be instituted against Tenant, or if a receiver or trustee shall be appointed for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment; or

          f. If Tenant fails to perform or comply with any other term or condition of this Lease and such nonperformance shall continue for a period of three (3) days after notice thereof from Landlord to Tenant; provided, however, if the nonperformance cannot be cured by the payment of money, then Tenant shall have thirty (30) days after notice to correct the nonperformance.

     Notwithstanding any provision of this Lease to the contrary, in the event the bank to be operated on the Leased Premises is taken over by the Comptroller of the currency or other bank supervisory authority, Landlord may terminate the Lease only with the concurrence of the

Comptroller or other bank supervisory authority (provided that the Comptroller or other supervisory authority continues to pay all rent and other charges as and when due and complies with all other terms, conditions, covenants, and agreements of this Lease) and any such authority shall in any event have the election to either continue or terminate the Lease, provided that in the event this Lease is terminated, the maximum claim of Landlord for damages or indemnity of injury resulting from the rejection or abandonment of the unexpired Lease shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration for the year next succeeding the date of the surrender of the Leased Premises to Landlord, or the date of reentry of Landlord, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration, up to such date. Lease terminates and obligations cease if Comptroller elects not to continue in existence. If at any time said term shall terminate as aforesaid or in any other way, Tenant hereby agrees to surrender and deliver up the Leased Premises peaceably to Landlord immediately upon the termination of such term, and if Tenant shall remain in possession of the same after termination thereof, Tenant shall be deemed guilty of a forcible detainer of the Leased Premises under the laws of the State of Colorado.

     21.  EFFECT OF DEFAULT.  In the event of any default or breach hereunder,
          -----------------
in addition to any other right or remedy available to Landlord, either at law or in equity, Landlord may (but need not) exercise any one or more of the following rights:

          a. Landlord may re-enter the Leased Premises in accordance with the procedures provided by Colorado statutes without being deemed to have terminated this Lease and remove the property and personnel of Tenant without being guilty in any manner of trespass, and shall have the right, but not the obligation, to store such property in a public warehouse or at a place selected by Landlord, at the risk and expense of Tenant.

          b. Landlord may terminate this Lease by giving written notice of termination to Tenant. Without such notice, Landlord's re-entering and/or reletting of the Leased Premises will not terminate the Lease. On termination, Landlord may recover from Tenant all damages proximately resulting from the breach, including the cost of recovering the Leased Premises and the value of the balance of the Lease over the reasonable rental value of the Leased Premises for the remainder of the lease term, which sum shall be immediately due Landlord from Tenant.

          c. Landlord may, on behalf of Tenant, relet the Leased Premises or any part thereof for any term without being deemed to have terminated this Lease, at such rent and on such terms as it may choose. Landlord may make alterations and repairs to the Leased Premises. In addition to Tenant's continuing liability to Landlord for Tenant's obligations under this Lease, Tenant shall be liable for all expenses of the reletting (including brokerage and legal fees), for any alterations and repairs made, and for the difference between the rent received by Landlord under any new lease agreement and the rent installments that are due for the same period under this Lease.

          d. Landlord may make any payment or perform any act on behalf of Tenant necessary to cure such Default by Tenant, and make all necessary payments in connection therewith, including without limitation the payment of reasonable attorneys' fees, costs and charges of or in connection with any legal proceedings which may have been commenced. Tenant shall pay to Landlord, as Additional Rent, upon demand, any amount so paid by Landlord, together with interest thereon at the lesser of 18% per annum, or the highest rate then allowed by law, from the date said payment was due until paid by Tenant. The payment of such interest shall not excuse or cure any Default by Tenant under this Lease.

          e. All costs and expenses incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including, without limitation, reasonable attorneys' fees and Landlord's internal personnel costs, whether or not any action is commenced by Landlord, shall be paid by Tenant to Landlord upon demand. If Landlord, without fault, is at any time made a party to any litigation instituted by or against Tenant, Tenant shall reimburse to Landlord and shall indemnify and hold Landlord harmless against all costs and expenses, including, but not limited to, attorneys' fees and Landlord's internal personnel costs, incurred by Landlord in connection therewith.

     22.  There is no paragraph 22.

     23.  SURRENDER; HOLDING OVER.  Tenant shall, upon the termination of this
          -----------------------
Lease, whether by lapse of time or otherwise, peaceably and promptly surrender the Leased Premises to Landlord. If Tenant remains in possession after the termination of this Lease without a written lease duly executed by the parties, Tenant shall be deemed a trespasser. If Tenant pays, and Landlord accepts, rent for a period after termination of this Lease, Tenant shall be deemed to be occupying the Leased Premises only as a tenant from month to month, at a Base Rent equal to two times the Base Rent in effect immediately prior to such termination, and subject to all of the other terms and conditions of this Lease.

     24.  SUBORDINATION AND ATTORNMENT.  Landlord reserves the right to place
          ----------------------------
liens and encumbrances on the Leased Premises superior in lien and effect to this Lease. This Lease, and all rights of Tenant hereunder shall be subject and subordinate to any liens and encumbrances now or hereafter imposed by Landlord upon the Leased Premises or the Shopping Center or any part thereof; provided, however, that so long as Tenant is not in default under the terms and conditions of this Lease, Tenant's possession of the Leased Premises shall not be disturbed. Tenant agrees to execute, acknowledge and deliver to Landlord, upon demand, any and all instruments required by Landlord or Landlord's lender(s) to subordinate this Lease and all rights herein to any such lien or encumbrance.
In the event of a foreclosure of any mortgage on the Shopping Center or a deed in lieu thereof, Tenant shall attorn to, and become the Tenant of, the purchaser at the foreclosure sale or the grantee of such deed in lieu thereof, and shall recognize such party as the Landlord under this Lease.

     Tenant waives any right to terminate this Lease because of any such foreclosure proceedings or deed in lieu thereof.

     25.  ESTOPPEL CERTIFICATES.  Tenant agrees that at any time, and from time
          ---------------------
to time during the term of this Lease, and within five (5) business days after demand therefor by Landlord, to execute and deliver to Landlord, or any mortgagee (existing or proposed), trustee, beneficiary or purchaser of the Shopping Center, a certificate in recordable form certifying that this Lease is in full force and effect, that the Lease is unmodified, or if modified, describing such modification, that there are no defenses or offsets thereto, or describing any such defenses or offsets as are claimed, the dates to which all rentals have been paid and any other matters reasonably requested by Landlord.

     26.  CONDEMNATION.  If the whole or any part of the Leased Premises shall
          ------------
be taken for any public or quasi-public use under the power of eminent domain, then the term of this Lease shall cease as to that portion of the Leased Premises so taken, from the date of title vesting, and the rent shall be paid to that date, with a proportionate refund by Landlord to Tenant of such rent as may have been paid by Tenant in advance. If the portion of the Leased Premises taken is such that it prevents the practical use of the Leased Premises for Tenant's purposes, then Tenant shall have the right either (i) to terminate this Lease by giving written notice of such termination to Landlord not later than 30 days after the taking, or (ii) to continue in possession of the remainder of the Leased Premises, except that the rent shall be reduced in proportion to the nature, value and area of the Leased Premises taken.

     In the event of any taking or condemnation of the Leased Premises, in whole or in part, the entire resulting award of damages shall be the exclusive property of Landlord, including all damages awarded as compensation for diminution in value to the leasehold, without any obligation to allocate any portion of such award to Tenant for the value of any unexpired term of this Lease, or for any other estate or interest in the Leased Premises now or hereafter vested in Tenant; provided, however, that Tenant shall have the right to seek an award for losses and expenses relating to any move that Tenant may be required to make as a result of such condemnation and Tenant may retain any such award specifically awarded to Tenant by the condemning authority.

     27.  There is no paragraph 27.

     28.  NOTICES.  Any notices, demands or other communications to be given
          -------
hereunder shall be given in writing and sent by (i) personal delivery, (ii) overnight courier service, or (iii) registered or certified mail, return receipt requested to the following addresses:

          If to Landlord:   c/o Sevo Miller, Inc.
                            3600 South Yosemite, l0th Floor
                            Denver, Colorado 80237

          If to Tenant:  Equitable Bank of
                         Littleton, N.A.
                         101 West Mineral Avenue
                         Littleton, Colorado 80120
                         Attn: Darrell J. Schulte, President

or at such other address as either party may from time to time designate in writing. Each such notice shall be deemed to have been given at the time it shall be delivered, sent by overnight courier service, or if mailed, at the time it shall be deposited in the United States mail in the manner prescribed herein. Nothing contained herein shall be construed to preclude personal service of any notice in the manner prescribed by law for personal service of a summons or other legal process.

     29.  MERCHANTS' ASSOCIATION/PROMOTION FUND.  Landlord reserves the right at
          -------------------------------------
any time to alternately establish either a Merchants' Association or Promotion Fund. Upon receipt of written notice from Landlord at any time during the term hereof, notifying Tenant of the establishment of a Merchants' Association, Tenant may elect to become a member of the Merchants' Association within ten
(10) days of such notice by giving written notice to Landlord. Upon the establishment of either a Merchants' Association in which Tenant elects to become a member or Promotion Fund, Tenant shall comply with all of its obligations with respect thereto as set forth in subparagraphs 29.1 and 29.2 of this Lease.

          29.1. Merchants' Association.  During the term of this Lease Tenant
                ----------------------
agrees fully to participate in and to remain a member in good standing of said Association. Tenant agrees to pay the Merchants' Association dues in equal monthly installments, in advance, on the first day of each month, as Tenant's contribution towards the advertising, promotion, public relations, and administrative expenses paid or incurred by the Association, subject, however, to annual adjustments in such dues as may be approved by appropriate vote of the members of the Association increasing said dues to the extent required to meet increases in the costs of advertising, promotion, public relations, and administrative expenses. Said dues shall not exceed $.20 per Net Rentable Area per year. Tenant agrees to advertise in any and all special Merchants' Association newspaper sections, tabloids, or other advertisements and agrees to cooperate and participate in all special sales and promotions sponsored by the Merchants' Association. The failure of any other tenant of the Shopping Center to contribute to, or become or remain a member of the Merchants' Association shall in no way release Tenant from Tenant's obligation hereunder, such membership and participation in the Association by Tenant being a separate and independent covenant of this Lease. Tenant agrees to abide by the bylaws of the Merchants' Association and by any amendments thereof and any regulations of the Merchants' Association as may hereafter be duly adopted. Tenant's failure to pay dues to such Association shall be treated as a default hereunder and Landlord may collect the same on behalf of said Association.

          29.2.   Promotion Fund.  Upon receipt of written notice from Landlord
                  --------------
at any time during the term hereof, notifying Tenant of the establishment of a Promotion Fund, the following provisions will apply:

          29.2.1. Tenant shall pay to the Landlord, as Additional Rent, in each Rental Year (or in any other period determined by the Landlord, from time to time) for the purpose of the creation and maintenance of a common fund (the "Promotion Fund") for the promotion or benefit of the Shopping Center, an annual payment in an amount established by Landlord in its reasonable discretion, not to exceed $.20 pet Net Rentable Area per year.

          29.2.2. The Promotion Fund payment for each Rental Year (or other annual period), including the Rental Year in which the Commencement Date occurs, shall be increased at the commencement of each subsequent Rental Year (or other annual period) to equal the amount obtained by multiplying the Promotion Fund payment specified herein by a fraction that has as its numerator the Consumer Price Index described in paragraph 4.1.1 hereof (CPI-U) for the first month of the current Rental Year (or other annual period), and as its denominator the CPI-U for the month (or month closest thereto) during which the Promotion Fund is established; provided, however, that the payment shall never exceed $.20 per Net Rentable Area per year.

          29.2.3. The Promotion Fund payment shall be made monthly, in advance, as Additional Rent on the first day of each calendar month during each Rental Year of the term (or during any such other annual period during the term).

          29.2.4. The Promotion Fund payment shall be used by the Landlord for the promotion or benefit of the Shopping Center in such manner as the Landlord from time to time decides. However, the Landlord may pay all or any part of the Promotion Fund to any Merchants' Association which has been or may be formed in the Shopping Center, and any such payment is a good and sufficient discharge of the Landlord's obligation in respect of the amount so paid. It is understood and agreed that any and all amounts paid to the Landlord under this paragraph 29 are not deemed income of the Landlord but shall be expended by it as provided in this paragraph.

     30.  CHANGES TO SHOPPING CENTER.  Landlord reserves the right at any time
          --------------------------
to change the size, area or dimensions of the shopping Center, change the size or location of points of access or parking areas, and grant such easements to others as Landlord may deem desirable in connection with the use or development of the Shopping Center or any adjacent or neighboring properties. Tenant acknowledges that any such change might have the effect of altering Tenant's Pro Rata Share. Tenant shall not, in such event, claim or be allowed any damages or right to terminate this Lease for injury or inconvenience occasioned thereby. Landlord shall notify Tenant of any change in its Pro Rata Share occasioned by such change to the Shopping Center.

     31.  CONTINUOUS OPERATION.  Tenant covenants to operate the Leased Premises
          --------------------
continuously during the entire term of this Lease with due diligence and efficiency so as to produce a maximum volume of gross sales, subject to causes beyond Tenant's control. For purposes of this Lease, "continuously" shall mean being open for business on all days and during the hours that are customary considering the nature of Tenant's business and the location of the Shopping Center or as otherwise determined by Landlord in its discretion.

     32.  BANKRUPTCY.  Landlord and Tenant understand that notwithstanding
          ----------
certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States (the "Bankruptcy Code") may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms, covenants and conditions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "Adequate Assurance" shall include at least the following:

          a. In order to assure Landlord that the proposed assignee will have the resources with which to pay all rent due hereunder, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

          b. Any proposed assignee must have been engaged in the Permitted Use at least five (5) years prior to any such proposed assignment.

          c. In entering into this Lease, Landlord considered extensively the Permitted Use and determined that the Permitted Use would add substantially to Landlord's tenant balance and that if it were not for Tenant's agreement to limit its operations to the Permitted Use, Landlord would not have entered into this Lease. Landlord's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Leased Premises other than the Permitted Use.

          d. Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions and covenants of this Lease.

     33.  DEFAULT BY LANDLORD.  In the event of any default by Landlord
          -------------------
("Landlord Default"), Tenant's exclusive remedy shall be to commence an action for damages. Prior to instituting any such action, Tenant shall advise Landlord, and any mortgagee whose name and address has been given to Tenant, by written notice specifying such Landlord Default with particularity and Landlord shall thereupon have thirty (30) days in which to cure any such Landlord Default; provided, however, that if the nature of the Landlord Default is such that more than thirty (30) days are required for its cure, then Landlord shall not be in default if Landlord commences performance within said thirty (30) days and thereafter diligently prosecutes the same to completion. Unless and until Landlord fails to so cure any Landlord Default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions.

     34.  SIGNS, FIXTURES, EXTERIOR IMPROVEMENTS.  Tenant shall not make or
          --------------------------------------
cause to be made any alterations, additions, or improvements to the Shopping Center or install or cause to be installed any exterior signs, floor covering, exterior lighting, plumbing fixtures, shades or awnings, window coverings, radio or television antennae, loud speakers, sound amplifiers or similar devices, or make any changes to the storefront or exterior of the Shopping Center. All signs installed and maintained by Tenant shall conform in all respects with sign criteria established for the Shopping Center.

     35.  MISCELLANEOUS.
          -------------

          a.   Binding on Assigns.  All terms, conditions and agreements of this
               ------------------
Lease shall be binding upon, apply and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, assigns and authorized agents.

          b.   Amendment in Writing.  This Lease, together with any and all
               --------------------
exhibits and addenda, attached or unattached hereto, all of which exhibits and addenda are incorporated herein by reference, contains the entire agreement between the parties and may be amended only by subsequent written agreement, executed by both parties.

          c.   Waiver.  The failure of Landlord to insist upon strict
               ------
performance of any of the terms, conditions and agreements of this Lease, or the acceptance of rent from Tenant during a time Tenant is in Default of any obligation hereunder, shall not be deemed a waiver of any of Landlord's rights or remedies hereunder, and shall not be deemed a waiver of any subsequent breach or Default of any of such terms, conditions and agreements. The doing of anything by Landlord which Landlord is not obligated to do hereunder shall not impose any further obligation on Landlord nor otherwise amend any provisions of this Lease.

          d.   No Surrender.  No surrender of the Leased Premises by Tenant
               ------------
shall be effected by Landlord's acceptance of the keys to the Leased Premises or of rent due hereunder, or by any other means whatsoever, without Landlord's written acknowledgment that such acceptance constitutes a surrender.

          e.   Quiet Enjoyment.  Upon due performance of all of the covenants
               ---------------
and agreements to be performed by Tenant hereunder, Landlord covenants that Tenant shall and may at all times peaceably and quietly have, hold and enjoy the Leased Premises during the term of this Lease.

          f.   Attorney's Fees.  In the event that legal proceedings are brought
               ---------------
or commenced to enforce the terms of this Lease, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs, whether or not such proceedings are pursued to judgment or other final disposition.

          g.   No Recording.  This Lease shall not be recorded by either party
               ------------
hereto and any such recording shall be void. At Landlord's option, a memorandum of such lease identifying the parties thereto, the Leased Premises, and the lease term may be recorded.

          h.   Authorization.  Tenant hereby warrants and represents to Landlord
               -------------
that the execution and delivery of this Lease by the parties signing below on behalf of Tenant, as well as Tenant's performance hereunder, has been duly authorized.

          i.   Captions.  The captions of the various paragraphs in this Lease
               --------
are for convenience only and do not define or limit the contents of such paragraphs.

          j.   Brokers.  Tenant hereby warrants that no real estate broker has
               -------
represented or will represent it in this transaction and that no finder's fees have been earned by a third party. Tenant acknowledges that Sevo Associates, Inc. and its agents, are agents of Landlord and are not representing Tenant in this transaction.

          k.   Applicable Law.  This Lease shall be governed by and construed in
               --------------
accordance with the laws of the State of Colorado.

          l.   Time of Essence.  Time is of the essence in the performance of
               ---------------
each and every obligation by Tenant hereunder.

          m.   Name of Shopping Center.  Landlord reserves the right to change
               -----------------------
the name of the Shopping Center from time to time and any new name will be determined by Landlord in its sole discretion. Tenant shall not acquire any rights in and to the name "Southbridge Plaza Shopping Center" or any other name in which Landlord may operate the Shopping center.

          n.   Relationship of Parties.  Nothing herein contained shall be
               -----------------------
deemed and construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

          o.   Landlord Exculpation.  Landlord, its partners, employees and
               --------------------
agents, shall have absolutely no personal liability with respect to any provision of this Lease, or any obligation or liability arising in connection herewith. Tenant shall look solely to the equity in the Leased Premises or the Shopping Center, for the satisfaction of any remedies of Tenant in the event of a breach by the Landlord of any of its obligations. Such exculpation of liability shall be absolute without any exception whatsoever.

          p.   Liquor Licenses.  Tenant, its principals, employees and agents,
               ---------------
agree not to object to or oppose in any manner applications for issuance of liquor licenses to any establishment located within the Shopping Center.

     Until this Lease is executed on behalf of all parties hereto, it shall be construed as an offer by Tenant to enter into this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease effective as of the day and year first above written.

                                    LANDLORD:

                                    SOUTHBRIDGE PLAZA L.P., a Colorado limited partnership

                                    By:  SBG Joint Venture, a Colorado general
                                         partnership, General Partner

                                    By:  Sevo Miller, Inc., a Colorado
                                         corporation  (f/k/a The Sevo
                                         Corporation of Colorado),
                                         General Partner

                                         BY:
                                            ----------------------------------
                                                John M. Sevo, President


                                    TENANT:

                                    EQUITABLE BANK OF LITTLETON, N.A.


                                    By:  /s/ Darrell J. Schulte, as President
                                        ---------------------------------------
                                          Darrell J. Schulte, President

                                  EXHIBIT "A"

                                       TO

                    SOUTHBRIDGE PLAZA SHOPPING CENTER LEASE

       [Attach drawing of Shopping Center with Leased Premises outlined]



                               [Drawing omitted]

                                  EXHIBIT "B"

                                       TO

                    SOUTHBRIDGE PLAZA SHOPPING CENTER LEASE

[There is no Exhibit B]

                                  EXHIBIT "C"

                                       TO

                    SOUTHBRIDGE PLAZA SHOPPING CENTER LEASE

                                 SIGN CRITERIA

A.   GENERAL REQUIREMENTS:

     1. Each Tenant shall submit or cause to be submitted to Landlord for approval before fabrication at least two (2) copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

     2. All permits for signs and their installation shall be obtained by Tenant or his representative.

     3. Tenant shall be responsible for the fulfillment of all requirements and specifications.

     4. All signs shall be constructed and installed, including electrical hookup, at Tenant's expense.

     5. All signs shall be reviewed for conformance with this criteria and overall design quality. Approval or disapproval of sign submittals based on esthetics of design shall remain the right of Landlord at its sole discretion.

     6. Signs shall be permitted only within the sign fascia areas as designated by the Landlord. Tenant will be permitted to install one illuminated sign on the sign fascia.

     7. Tenant shall be responsible for the installation and maintenance of all signs.

     8. All signs are to be installed under the direction of Landlord or its representatives.

     9. Tenant's sign contractor shall repair any damage caused by said contractor's work, or by its agents or employees.

     10. Tenant shall be liable for the operations of Tenant's sign contractor.

     11. Electrical service to all signs shall be on Tenant meters.

     12. Painted lettering shall not be permitted.

B.   GENERAL SPECIFICATIONS:

     1. All signs shall be composed of individual pan-channel letters and fabricated per specifications provided by attachment D1. Cabinet or letter body will be painted to match the building facia with Kwal-Howells #5633M or match. All signs and letter will use black jewelite trim where same is necessary. Existing raceway to be removed and angled endcaps are to be installed where cut.

     2.  No audible, flashing or animated signs will permitted.

     3. No projections above or below the sign limits will be permitted. Signs must be within sign band. No sign or any portion thereof may project above the fascia on which it is mounted.

     4.  Lettering may be script or block.

     5. Letter size is to be not less than 18 inches in height and not more than 36" in height. Landlord reserves the right to designate the letter size .

     6. Stacked letters will be no greater than 42" in overall height, with a 12" minimum letter height. Landlord reserves the right to designate overall size and letter size of all stacked letter configurations.

     7. All signs and their installation shall comply with all local building and electrical codes.

     8.  No exposed raceways, crossovers or conduit will be permitted.

     9.  All conductors, transformers and other equipment shall be concealed.

     10. All signs must meet UL requirements and bear UL label. All sign contractors must be licensed Class A Electrical Sign Contractors.

     11. Wording of signs shall not include the product sold except as part of Tenant's trade name or insignia.

     12. The width of Tenant's fascia sign shall not exceed two-thirds (2/3) of the linear frontage of the store or shop. Landlord will designate exact location of sign, in relation to Tenant's storefront width, prior to any installation. Signs shall be centered in respect to the Tenant's store space or in the event the roof lines of the adjacent buildings do not permit the sign to be centered as such, shall be centered in respect to the Tenant's entry door into the shop.

     13. No signs perpendicular to the face of the building or storefront will be permitted, except under the soffit, intended for pedestrian traffic.

     14. No signmaker's label or other identification shall be permitted on the exposed surface of the sign, except for those required by local ordinance which then shall be placed in an inconspicuous location.

     15. All penetrations of the building structure required for sign installation shall be neatly sealed in a watertight condition and properly maintained.

     16. All signs, bolts, fastenings, and clips shall be hotdipped galvanized iron, stainless steel, aluminum, brass or bronze. No black iron materials of any type shall be permitted.

     17. No exposed neon lighting shall be used on signs, symbols, or decorative elements.

     18. Pylon or pole signs shall not be permitted. Except as already agreed to in Sign Addendum, dated 03/31/1991.

C.   CONSTRUCTION REQUIREMENTS:

     1. Each Tenant shall be permitted to place upon each entrance of its premises not more than one-hundred forty-four (144) square inches of gold leaf or decal application lettering not to exceed two (2) inches in height, indicating hours of business, emergency telephone numbers, etc.

     2. Except as provided herein, no advertising placates, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon the glass panes and supports of the show windows and doors upon the exterior wall of buildings, or within twenty-four (24) inches of the show windows.

     3. Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door in location, as directed by Landlord, in two (2) inch high block letters, the Tenant's name and address. Where more than one (1) Tenant uses the same door, each name and address shall be applied. Color and letters will be as selected by Landlord.

     4. Tenant may install on the storefront, if required by the U.S. Post Office, the numbers only for the street address in exact location stipulated by size, type and color of number shall be as stipulated by Landlord. These numbers shall be three inches (3"0) high with bottom 6'.0" above finish floor and centered on glass entrance door. Numbers shall match lettering in Item C-1.

     5. Tenants should note that approval action by Landlord will generally take one week. No installation will be permitted without proper approvals.

     6. This sign criteria may be changed to reflect the code of governing bodies involved.

                                  EXHIBIT "D"

                                       TO

                    SOUTHBRIDGE PLAZA SHOPPING CENTER LEASE

                              ESTOPPEL CERTIFICATE

                                              Dated: 4/1           , 19 91
                                                     --------------    ---
Gentlemen:

The undersigned, as Lessee, hereby confirms and represents to you the following:

1. That it has accepted possession of the premises demised pursuant to the terms of the aforesaid lease.

2. That the building(s), improvements and space required to be furnished according to the aforesaid lease have been satisfactorily completed in all respects.

3. That the Lessor has fulfilled all of its duties of an inducement nature, and is not in default in any manner in the performance of any of the terms, covenants, or provisions of said lease.

4.   That the aforesaid lease has not been modified, altered, or amended except
     by agreement dated            4/2/91                           .
                        --------------------------------------------

5. That there are no offsets or credits against rentals, nor have rentals been prepaid, except as provided by the lease terms.

6.   That said rentals commence to accrue on the 1st  day of October    , 19 01.
                                                -----       ------------    ---
     The primary lease term expires on   September 30   , 19 96 .  The fixed
                                       -----------------    ----
     monthly rental is $ 5,097     .
                        -----------

7. That we have no notice of assignment, hypothecation, or pledge of rents or the lease, except to your company.

The above statements are made upon the understanding that your company will rely on them in connection with the making of a loan collaterally secured by an assignment of our lease, and that these statements are true to the best of our knowledge and belief.

                                    Sincerely,

                                    By: /s/ Darrell J. Schulte
                                       --------------------------------
                                            as President of
                                            Equitable Bank of Littleton

                                 SIGN ADDENDUM

     This Addendum modifies and shall be attached to, and considered part of, that Lease Agreement entered into by and between Southbridge Plaza L.P., as Landlord, and Equitable Bank of Littleton, N.A., as Tenant, dated the 31st day
                                                                     ------
of March     , 1991.
  -----------

It is understood and agreed between the parties that Equitable Bank of Littleton, N.A., on the date this lease is being executed, has four (4) signs on the premises and Tenant is entitled to retain all four (4) signs during the Lease Term subject to the limitations contained herein. One (1) sign is located on the pylon sign and consists of approximately 26 square feet. The other three
(3) signs are located on the building facia and are shown on the attachment to this Addendum as locations A, B, and C.

The sign designated at location A on the attached addendum, consists of a logo and a sign for Equitable Bank. The logo is 30" x 30" and the sign is 16' x 20". It is agreed that upon request of Landlord, Tenant at Tenant's expense will relocate that sign and logo further to the West of the building in close proximity to Tenant's door.

The sign designated at location B consists of Tenant's logo, which is 30" x 30" and the Equitable Bank sign, which is 16' x 20".

The sign designated at location C consists of an Equitable Bank sign, which is 16' x 20". Landlord and Tenant hereby agree that all of the aforementioned signs including the pylon sign will not be increased in size in any manner whatsoever during the Lease Term.

Furthermore, the tenant occupying the space contiguous to Equitable Bank will from this day forward be entitled to two (2) signs on the building facia. At the date this lease is executed, this tenant is Century 21 and Century 21 presently has two (2) signs designated as Location D on the addendum attached hereto. In addition to that sign, Century 21 is being allowed one (1) more sign, which shall be placed at Location A after Equitable Bank has relocated the sign presently situated in Location A.

It is agreed and understood between the parties that all the terms and conditions of this addendum are subject to the approval of the appropriate municipal authorities and in the event any such approval is not obtained, Tenant shall immediately conform said signs to any sign code.

Landlord has consented to the flagpole and the use of the flagpole by Tenant through the term of the lease. However, Landlord's consent is subject to all local laws and ordinances which may be adopted by the appropriate municipalities from time to time.

LANDLORD:

SOUTHBRIDGE PLAZA L.P.

-----------------------------------              -----------------------------
                                                 Date
TENANT:

/s/ Darrell J. Schulte as President              3/31/91
-----------------------------------              -----------------------------
                                                 Date